Exhibit 32.1

CERTIFICATION

I, Antony Koblish, President and Chief Executive Officer of Orthovita, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

(1) The quarterly report on Form 10-Q of the Company for the period ended June 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ANTONY KOBLISH
Antony Koblish
President and Chief Executive Officer
August 8, 2008